Exhibit 3

In accordance with Rule 13d-1(k)(1) under the U.S. Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Shares of GFI Group Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 15th day of September, 2014.

BGC PARTNERS, L.P.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

BGC HOLDINGS, LLC

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

BGC HOLDINGS, L.P.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

BGC GP, LLC

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

BGC PARTNERS, INC.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and Chief Executive Officer

CANTOR FITZGERALD, L.P.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman, President and Chief Executive Officer

CF GROUP MANAGEMENT, INC.

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman, Chief Executive Officer and Director

HOWARD W. LUTNICK

/s/ Howard W. Lutnick

Schedule A

BGC PARTNERS, L.P.

499 Park Avenue

New York, New York 10022

Controlling Persons and Executive Officers of BGC Partners, L.P. a Delaware limited partnership:

Howard W. Lutnick	Chairman and Chief Executive Officer
Shaun D. Lynn	President
Anthony Graham Sadler	Chief Financial Officer
Stephen M. Merkel	Executive Managing Director, Chief Legal Officer and Secretary

Controlling Person (General Partner)	BGC Holdings, LLC

See the description of BGC Holdings, LLC below for a description of the Controlling Person, Directors and Executive Officers thereof.

See below for the descriptions of Messrs. Lutnick and Merkel. Messrs. Lynn and Sadler are citizens of the United Kingdom.

BGC HOLDINGS, LLC

499 Park Avenue

New York, New York 10022

Controlling Persons and Executive Officers of BGC Holdings, LLC a Delaware limited liability corporation:

Howard W. Lutnick	Chairman and Chief Executive Officer
Shaun D. Lynn	President
Anthony Graham Sadler	Chief Financial Officer
Stephen M. Merkel	Executive Managing Director, Chief Legal Officer and Secretary

Controlling Person	BGC Holdings, L.P.

See the description of BGC Holdings, L.P. below for a description of the Controlling Person, Directors and Executive Officers thereof.

See below for the descriptions of Messrs. Lutnick and Merkel. Messrs. Lynn and Sadler are citizens of the United Kingdom.

BGC HOLDINGS, L.P.

499 Park Avenue

New York, New York 10022

Controlling Persons and Executive Officers of BGC Holdings, L.P. a Delaware limited partnership:

Howard W. Lutnick	Chairman and Chief Executive Officer
Shaun D. Lynn	President
Anthony Graham Sadler	Chief Financial Officer
Stephen M. Merkel	Executive Managing Director, Chief Legal Officer and Secretary

Controlling Person (General Partner)	BGC GP, LLC

See the description of BGC GP, LLC below for a description of the Controlling Person, Directors and Executive Officers thereof.

See below for the descriptions of Messrs. Lutnick and Merkel. Messrs. Lynn and Sadler are citizens of the United Kingdom.

BGC GP, LLC

499 Park Avenue

New York, New York 10022

Controlling Persons and Executive Officers of BGC GP, LLC a Delaware limited liability company:

Howard W. Lutnick	Chairman and Chief Executive Officer
Shaun D. Lynn	President
Anthony Graham Sadler	Chief Financial Officer
Stephen M. Merkel	Executive Managing Director, Chief Legal Officer and Secretary

Controlling Person	BGC Partners, Inc.

See the description of BGC Partners, Inc. below for a description of the Controlling Person, Directors and Executive Officers thereof.

See below for the descriptions of Messrs. Lutnick and Merkel. Messrs. Lynn and Sadler are citizens of the United Kingdom.

BGC PARTNERS, INC.

499 Park Avenue

New York, New York 10022

Controlling Persons and Executive Officers of BGC Partners, Inc. a Delaware corporation:

Howard W. Lutnick	Chairman and Chief Executive Officer
Shaun D. Lynn	President
Stephen M. Merkel	Executive Vice President, General Counsel and Secretary
Anthony Graham Sadler	Chief Financial Officer
Sean A. Windeatt	Chief Operating Officer

John H. Dalton	Director
Albert M. Weis	Director
Stephen T. Curwood	Director
William J. Moran	Director
Linda A. Bell	Director

Controlling Person	Cantor Fitzgerald, L.P.

See the description of Cantor Fitgerald, L.P. below for a description of the Controlling Person, Directors and Executive Officers thereof.

See below for the descriptions of Messrs. Lutnick, and Merkel.

Messrs. Lynn, Windeatt and Sadler are citizens of the United Kingdom. Each other person above is a citizen of the United States of America.

CANTOR FITZGERALD, L.P.

499 Park Avenue

New York, New York 10022

Controlling Persons and Executive Officers of Cantor Fitzgerald, L.P., a Delaware limited partnership:

Howard W. Lutnick	Chairman, President and Chief Executive Officer
Stuart A. Fraser	Vice Chairman
Douglas Barnard	Chief Financial Officer
Stephen M. Merkel	Executive Managing Director, General Counsel and Secretary

Managing General Partner:	CF Group Management, Inc.

See the description of CF Group Management, Inc. below for a description of the Controlling Persons, Directors and Executive Officers thereof. See below for the description of KBCR Management Partners, LLC, a General Partner of Cantor Fitzgerald, L.P.

See below for the descriptions of Messrs. Lutnick, Fraser and Merkel.

CF GROUP MANAGEMENT, INC.

c/o Cantor Fitzgerald, L.P.

499 Park Avenue

New York, New York 10022

Controlling Persons, Directors and Executive Officers of CF Group Management, Inc., a New York corporation:

Howard W. Lutnick	Chairman, Chief Executive Officer and Director
Edith Lutnick	Co-Vice Chairman and Director
Stephen M. Merkel	Vice President, Secretary and Director
Douglas Barnard	Chief Financial Officer
Allison Lutnick	Co-Vice Chairman and Director

Stuart A. Fraser	Director

Sole Shareholder:	Howard W. Lutnick, as Trustee of the Howard W. Lutnick Revocable Trust

CF Group Management, Inc. is the Managing General Partner of Cantor Fitzgerald, L.P.

See below for the descriptions of Messrs. Lutnick, Merkel, Barnard and Fraser and Ms. Edith Lutnick and Ms. Allison Lutnick.

HOWARD W. LUTNICK

c/o BCG Partners, Inc.

499 Park Avenue

New York, New York 10022

Mr. Lutnick’s principal occupation is serving as Chairman and Chief Executive Officer of BGC Partners, Inc. and as Chairman, President and Chief Executive Officer of Cantor Fitzgerald, L.P.

Mr. Lutnick is the Chairman, Chief Executive Officer and Trustee of the Howard W. Lutnick Revocable Trust, the sole shareholder of CF Group Management, Inc.

Mr. Lutnick is Ms. Allison Lutnick’s husband. Mr. Lutnick is Ms. Edith Lutnick’s brother.

Except as reported under Item 5, Mr. Lutnick does not beneficially own any shares of Common Stock of the Company. Mr. Lutnick is a United States citizen.

KBCR MANAGEMENT PARTNERS, LLC

c/o Cantor Fitzgerald, L.P.

499 Park Avenue

New York, New York 10022

Controlling Persons of KBCR Management Partners, LLC, a Delaware limited liability company:

Sole Managing Member:	Howard W. Lutnick, as Trustee of The Howard W. Lutnick Revocable Trust

Currently, KBCR Management Partners, LLC has no officers or directors.

KBCR Management Partners, LLC is a General Partner of Cantor Fitzgerald, L.P.

KBCR Management Partners, LLC does not beneficially own any shares of Common Stock of the Company.

See above for the description of Mr. Lutnick.

STUART A. FRASER

c/o Cantor Fitzgerald, L.P.

499 Park Avenue

New York, New York 10022

Mr. Fraser’s principal occupation is serving as a private investor in a number of business ventures. In addition, Mr. Fraser serves as Vice Chairman of Cantor Fitzgerald, L.P.

Except as reported under Item 5, Mr. Fraser does not beneficially own any shares of Common Stock of the Company. Mr. Fraser is a United States citizen.

STEPHEN M. MERKEL

c/o Cantor Fitzgerald, L.P.

499 Park Avenue

New York, New York 10022

Mr. Merkel’s principal occupation is serving as Executive Managing Director, General Counsel and Secretary of Cantor Fitzgerald, L.P. and as Executive Vice President, General Counsel and Secretary of BGC Partners, Inc.

Except as reported under Item 5, Mr. Merkel does not beneficially own any shares of Common Stock of the Company. Mr. Merkel is a United States citizen.

EDITH LUTNICK

c/o Cantor Fitzgerald, L.P.

499 Park Avenue

New York, New York 10022

Ms. Edith Lutnick’s principal occupation is Executive Director of the Cantor Fitzgerald Relief Fund.

Ms. Edith Lutnick is Mr. Lutnick’s sister. Ms. Edith Lutnick is Ms. Allison Lutnick’s sister-in-law.

Except as reported under Item 5, Ms. Edith Lutnick does not beneficially own any shares of Common Stock of the Company. Ms. Edith Lutnick is a United States citizen.

DOUGLAS BARNARD

c/o Cantor Fitzgerald, L.P.

499 Park Avenue

New York, New York 10022

Mr. Barnard’s principal occupation is serving as Chief Financial Officer of Cantor Fitzgerald, L.P. and Chief Financial Officer of CF Group Management, Inc.

Mr. Barnard does not beneficially own any shares of Common Stock of the Company. Mr. Barnard is a United States citizen.

ALLISON LUTNICK

c/o Cantor Fitzgerald, L.P.

499 Park Avenue

New York, New York 10022

Ms. Allison Lutnick’s principal occupation is serving as a philanthropist and private investor.

Ms. Allison Lutnick is Mr. Lutnick’s wife. Ms. Allison Lutnick is Ms. Edith Lutnick’s sister-in-law.

Ms. Allison Lutnick does not beneficially own any shares of Common Stock of the Company. Ms. Allison Lutnick is a United States citizen.